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                                                                   EXHIBIT 32.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                        OF OIL STATES INTERNATIONAL, INC.
             PURSUANT TO 18 U.S.C. SS. 1350, AS ADOPTED PURSUANT TO
  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13A - 14(B) UNDER THE
                         SECURITIES EXCHANGE ACT OF 1934


         In connection with the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 filed with the Securities and Exchange Commission (the "Report"), I, Douglas E. Swanson, President and Chief Executive Officer of Oil States International, Inc. (the "Company"), hereby certify, to my knowledge, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Douglas E. Swanson
                                                -------------------------------
                                                Name: Douglas E. Swanson
                                                Date: November 11, 2003


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